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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of Aviall, Inc. of our report dated June 28, 2000 relating to the financial statements, which appears in this Form 11-K.





PricewaterhouseCoopers LLP
Dallas, Texas
June 28, 2000




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